Exhibit 99(c)

Unaudited Operating Segment Results for 2003 and 2002 by Quarter Conformed to Reflect the
January 1, 2004, Organizational Changes

GENERAL ELECTRIC CAPITAL SERVICES, INC.

Segment Operations

              Revenues and earnings before accounting changes, by operating segment, for the four quarters and total year of 2003 and 2002 are summarized and discussed below. For purposes of the discussion, earnings before accounting changes is referred to as net earnings.

     As discussed in our 2003 Annual Report on Form 10-K, effective January 1, 2004, we made changes to the way we report our segments. All quarters presented below have been reclassified to conform to this reorganization.

CONSOLIDATED
	2003

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES
Commercial Finance	$4,776	$5,180	$5,205	$5,652	$20,813
Consumer Finance	2,759	3,046	3,499	3,541	12,845
Equipment & Other Services	964	869	1,479	1,115	4,427
Insurance	6,368	6,792	6,824	6,210	26,194

Total revenues	$14,867	$15,887	$17,007	$16,518	$64,279

NET EARNINGS
Commercial Finance	$870	$832	$1,060	$1,148	$3,910
Consumer Finance	546	514	595	506	2,161
Equipment & Other Services	(258)	(252)	(52)	143	(419)
Insurance	512	508	604	478	2,102

Total earnings before accounting changes	1,670	1,602	2,207	2,275	7,754
Cumulative effect of accounting changes	–	–	(339)	–	(339)

Total net earnings	$1,670	$1,602	$1,868	$2,275	$7,415

(1)

COMMERCIAL FINANCE
	2003

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$4,776	$5,180	$5,205	$5,652	$20,813

NET REVENUES
Total revenues	$4,776	$5,180	$5,205	$5,652	$20,813
Interest expense	1,473	1,462	1,388	1,466	5,789

Total net revenues	$3,303	$3,718	$3,817	$4,186	$15,024

NET EARNINGS	$870	$832	$1,060	$1,148	$3,910

TOTAL ASSETS	$204,481	$207,175	$201,874	$214,016	$214,016

REAL ESTATE
Revenues	$603	$599	$710	$474	$2,386

Net earnings	$266	$198	$255	$115	$834

AVIATION SERVICES
Revenues	$714	$710	$711	$746	$2,881

Net earnings	$135	$126	$97	$148	$506

REAL ESTATE
Assets	$29,578	$29,157	$27,336	$27,767	$27,767

AVIATION SERVICES
Assets	$30,264	$32,305	$32,399	$33,271	$33,271

(2)

CONSUMER FINANCE
	2003

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$2,759	$3,046	$3,499	$3,541	$12,845

NET REVENUES
Total revenues	$2,759	$3,046	$3,499	$3,541	$12,845
Interest expense	579	672	683	762	2,696

Total net revenues	$2,180	$2,374	$2,816	$2,779	$10,149

NET EARNINGS	$546	$514	$595	$506	$2,161

TOTAL ASSETS	$77,856	$97,117	$96,637	$106,530	$106,530

EQUIPMENT & OTHER SERVICES
	2003

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$964	$869	$1,479	$1,115	$4,427

NET EARNINGS	$(258)	$(252)	$(52)	$143	$(419)

INSURANCE
	2003

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$6,368	$6,792	$6,824	$6,210	$26,194

NET EARNINGS	$512	$508	$604	$478	$2,102

GE GLOBAL INSURANCE HOLDING (ERC)
Revenues	$2,693	$3,065	$2,886	$2,956	$11,600

Net Earnings	$121	$119	$120	$121	$481

(3)

CONSOLIDATED
	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES
Commercial Finance	$4,463	$4,854	$4,968	$5,307	$19,592
Consumer Finance	2,372	2,463	2,701	2,730	10,266
Equipment & Other Services	1,421	1,390	1,249	1,485	5,545
Insurance	5,768	5,263	6,197	6,068	23,296

Total revenues	$14,024	$13,970	$15,115	$15,590	$58,699

NET EARNINGS
Commercial Finance	$750	$761	$897	$902	$3,310
Consumer Finance	498	466	467	368	1,799
Equipment & Other Services	(107)	5	(140)	(146)	(388)
Insurance	516	95	327	(1,033)	(95)

Total earnings before accounting changes	1,657	1,327	1,551	91	4,626
Cumulative effect of accounting changes	(1,015)	–	–	–	(1,015)

Total net earnings	$642	$1,327	$1,551	$91	$3,611

(4)

COMMERCIAL FINANCE
	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$4,463	$4,854	$4,968	$5,307	$19,592

NET REVENUES
Total revenues	$4,463	$4,854	$4,968	$5,307	$19,592
Interest expense	1,385	1,489	1,545	1,560	5,979

Total net revenues	$3,078	$3,365	$3,423	$3,747	$13,613

NET EARNINGS	$750	$761	$897	$902	$3,310

TOTAL ASSETS	$180,389	$191,542	$191,369	$202,462	$202,462

REAL ESTATE

Revenues	$448	$545	$543	$588	$2,124

Net earnings	$168	$140	$187	$155	$650

AVIATION SERVICES

Revenues	$568	$683	$741	$702	$2,694

Net earnings	$98	$121	$133	$102	$454

REAL ESTATE
Assets	$24,334	$30,144	$29,273	$29,522	$29,522

AVIATION SERVICES
Assets	$26,797	$27,968	$28,741	$30,512	$30,512

(5)

CONSUMER FINANCE
	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$2,372	$2,463	$2,701	$2,730	$10,266

NET REVENUES
Total revenues	$2,372	$2,463	$2,701	$2,730	$10,266
Interest expense	494	495	572	582	2,143

Total net revenues	$1,878	$1,968	$2,129	$2,148	$8,123

NET EARNINGS	$498	$466	$467	$368	$1,799

TOTAL ASSETS	$62,441	$69,039	$72,727	$76,965	$76,965

EQUIPMENT & OTHER SERVICES
	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$1,421	$1,390	$1,249	$1,485	$5,545

NET EARNINGS	$(107)	$5	$(140)	$(146)	$(388)

INSURANCE
	2002

(In millions)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Total Year

REVENUES	$5,768	$5,263	$6,197	$6,068	$23,296

NET EARNINGS	$516	$95	$327	$(1,033)	$(95)

GE GLOBAL INSURANCE HOLDING (ERC)
Revenues	$2,407	$2,076	$2,585	$2,364	$9,432

Net Earnings	$87	$(229)	$(143)	$(1,509)	$(1,794)

(6)